Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Record Earnings

Q3 2015 Diluted Continuing Operations Earnings per Share of $0.53

Third Quarter 2015 Results

•	Record third quarter net income from continuing operations of $27.1 million, up $3.1 million, or 12.7% from the prior year period quarterly adjusted amount of $24.0 million

•	All-time record quarterly new retail sales of 36,891 units, up 1.6% over the prior year quarter

•	All-time record quarterly pre-owned retail sales of 30,467 units, up 10.6% over the prior year quarter – retailed 100 pre-owned units per store per month in the quarter

•	All-time record quarterly pre-owned gross profit of $41.7 million, up 1.2% over the prior year quarter

•	Record third quarter fixed operations gross profit of $169.7 million, up 9.3% over the prior year quarter

•	All-time quarterly total gross profit of $360.3 million, up 5.5% over the prior year quarter

•	Echo Park® stores retail 920 units, up 4.4% from the prior quarter

CHARLOTTE, N.C. – October 28, 2015 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported net income from continuing operations for the third quarter of 2015 of $27.1 million, or $0.53 per diluted share. Included in these amounts are pre-tax expenses of $3.7 million, or $0.04 per diluted share, related to EchoPark® operations.

Adjusted net income from continuing operations for the third quarter of 2014 was $24.0 million, or $0.46 per diluted share. Included in these adjusted amounts are pre-tax expenses of $3.6 million, or $0.04 per diluted share, related to EchoPark® operations. On a GAAP basis, net income from continuing operations and related diluted earnings per share for the third quarter of 2014 were $24.6 million and $0.47 per share, respectively. See the accompanying tables for a reconciliation of the adjusted balances to GAAP basis amounts and further details of the quarterly adjustments.

B. Scott Smith, Sonic’s Chief Executive Officer, noted, “The overall increase in retail activity and our dedication to provide our customers with an outstanding buying and servicing experience contributed to record results during the quarter. The automotive retail environment continues to expand and present us with opportunities to strengthen and grow our business.”

“We are extremely excited about the development of our EchoPark® brand. Our EchoPark® stores continue to grow and we expect two additional stores to open in the Denver market in the first half of 2016. We are in the process of acquiring property in two additional markets as we look to accelerate the EchoPark rollout in the latter part of 2016 and early 2017.”

“During the quarter, our One Sonic-One Experience (“OSOE”) stores experienced year-over-year net new vehicle market share gains. Our customers love the speed and ease offered by this buying experience. We have been mystery shopped by various parties over the last year and have received rave reviews, notably, a July 20, 2015 review by Matt Jones, Senior Editor for Edmunds.com entitled, “Mystery Shopping Sonic Automotive’s New Sales Process.” We believe customers will come to the same conclusion Mr. Jones came to in the article… that we are onto something.”

Jeff Dyke, Sonic’s EVP of Operations, stated, “We continue to make progress on all fronts of our business. Our core business is performing well and steps that we have taken to increase inventory levels in pre-owned and our technician count are beginning to payoff. We are gaining share across all brands in our One Sonic-One Experience stores in Charlotte and should be ready to begin phase I of our technology rollout in the first quarter of 2016. We also continue to make excellent progress at our EchoPark stores and are right on our forecast. This is a very exciting time for our team that has worked countless hours to bring us to this point as we look forward to offering our guests an experience they simply cannot get anywhere else in the industry.”

Third Quarter 2015 Earnings Conference Call

Senior management will host a conference call today at 10:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Webcasts & Presentations.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 30271525

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 30271525

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated future success and impacts from the implementation of our planned customer experience and stand-alone pre-owned store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2014. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,352,180	$1,312,592	$3,828,027	$3,708,114
Fleet vehicles	15,849	15,245	37,612	65,120

Total new vehicles	1,368,029	1,327,837	3,865,639	3,773,234
Used vehicles	652,058	583,570	1,904,594	1,747,254
Wholesale vehicles	37,971	41,433	120,760	127,797

Total vehicles	2,058,058	1,952,840	5,890,993	5,648,285
Parts, service and collision repair	350,520	325,740	1,019,878	973,646
Finance, insurance and other, net	85,830	77,024	242,792	223,340

Total revenues	2,494,408	2,355,604	7,153,663	6,845,271
Gross profit	360,251	341,489	1,050,764	1,017,436
Selling, general and administrative expenses	(280,041)	(270,144)	(835,564)	(803,031)
Impairment charges	(37)	(208)	(16,698)	(215)
Depreciation and amortization	(17,250)	(14,235)	(50,953)	(43,047)

Operating income (loss)	62,923	56,902	147,549	171,143
Other income (expense):
Interest expense, floor plan	(5,364)	(4,406)	(15,488)	(13,941)
Interest expense, other, net	(12,361)	(12,893)	(38,635)	(40,576)
Other income (expense), net	—	(1)	102	98

Total other income (expense)	(17,725)	(17,300)	(54,021)	(54,419)

Income (loss) from continuing operations before taxes	45,198	39,602	93,528	116,724
Provision for income taxes for continuing operations- benefit (expense)	(18,095)	(15,045)	(36,944)	(45,122)

Income (loss) from continuing operations	27,103	24,557	56,584	71,602

Income (loss) from discontinued operations	(598)	155	(1,331)	(511)

Net income (loss)	$26,505	$24,712	$55,253	$71,091

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.53	$0.47	$1.11	$1.35
Earnings (loss) per share from discontinued operations	(0.01)	—	(0.03)	(0.01)

Earnings (loss) per common share	$0.52	$0.47	$1.08	$1.34

Weighted average common shares outstanding	50,769	52,553	51,086	52,808

Gross Margin Data (Continuing Operations):
New retail vehicles	4.8%	5.3%	5.1%	5.6%
Fleet vehicles	(0.8%)	0.6%	(0.5%)	2.1%
Total new vehicles	4.8%	5.2%	5.0%	5.6%
Used vehicles	6.4%	7.1%	6.5%	6.8%
Wholesale vehicles	(6.5%)	(2.6%)	(4.4%)	(2.0%)
Parts, service and collision repair	48.4%	47.7%	48.7%	48.0%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%

Overall gross margin	14.4%	14.5%	14.7%	14.9%

SG&A Expenses (Continuing Operations):
Compensation	$167,489	$163,230	$497,158	$483,493
Advertising	15,470	14,045	46,160	42,027
Rent	18,558	18,145	55,058	55,324
Other	78,524	74,724	237,188	222,187

Total SG&A expenses	$280,041	$270,144	$835,564	$803,031
SG&A expenses as % of gross profit	77.7%	79.1%	79.5%	78.9%

Operating Margin %	2.5%	2.4%	2.1%	2.5%

Unit Data (Continuing Operations):
New retail units	36,891	36,301	102,901	101,177
Fleet units	602	473	1,244	2,133

Total new units	37,493	36,774	104,145	103,310
Used units	30,467	27,536	88,903	83,707
Wholesale units	7,787	7,916	23,574	23,034

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended September 30, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Average		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,456	$27,103		$(598)		$26,505
Effect of participating securities:
Non-vested restricted stock and stock units		(13)		—		(13)

Basic earnings (loss) and shares	50,456	$27,090	$0.54	$(598)	$(0.01)	$26,492	$0.53
Effect of dilutive securities:
Stock compensation plans	313

Diluted earnings (loss) and shares (1)	50,769	$27,090	$0.53	$(598)	$(0.01)	$26,492	$0.52

(1)	Expenses attributable to EchoPark® operations were $0.04 per fully diluted share in the three months ended September 30, 2015.

	Three Months Ended September 30, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,070	$24,557		$155		$24,712
Effect of participating securities:
Non-vested restricted stock and stock units		(79)		—		(79)

Basic earnings (loss) and shares	52,070	$24,478	$0.47	$155	$—	$24,633	$0.47
Effect of dilutive securities:
Stock compensation plans	483

Diluted earnings (loss) and shares	52,553	$24,478	$0.47	$155	$—	$24,633	$0.47

Adjustments (net of tax):
Gain on disposal		$(1,953)	$(0.04)	$—	$—	$(1,953)	$(0.04)
Impairment charges		126	—	—	—	126	—
Storm damage and other		1,317	0.03	—	—	1,317	0.03
Lease exit adjustments		—	—	(845)	(0.02)	(845)	(0.02)

Total adjustments		$(510)	$(0.01)	$(845)	$(0.02)	$(1,355)	$(0.03)
Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (2)		$24,047	$0.46	$(690)	$(0.02)	$23,357	$0.44

(2)	Expenses attributable to EchoPark® operations were $0.04 per fully diluted share in the three months ended September 30, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Nine Months Ended September 30, 2015
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,697	$56,584		$(1,331)		$55,253
Effect of participating securities:
Non-vested restricted stock and stock units		(27)		—		(27)

Basic earnings (loss) and shares	50,697	$56,557	$1.12	$(1,331)	$(0.03)	$55,226	$1.09
Effect of dilutive securities:
Stock compensation plans	389

Diluted earnings (loss) and shares	51,086	$56,557	$1.11	$(1,331)	$(0.03)	$55,226	$1.08

Adjustments (net of tax):
Gain on disposal		$(583)	$(0.01)	$—	$—	$(583)	$(0.01)
Impairment charges		10,166	0.20	—	—	10,166	0.20
Storm damage and other		3,132	0.06	—	—	3,132	0.06

Total adjustments		$12,715	$0.25	$—	$—	$12,715	$0.25

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (3)		$69,299	$1.36	$(1,331)	$(0.03)	$67,968	$1.33

(3)	Expenses attributable to EchoPark® operations were $0.15 per fully diluted share in the nine months ended September 30, 2015.

	Nine Months Ended September 30, 2014
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,333	$71,602		$(511)		$71,091
Effect of participating securities:
Non-vested restricted stock and stock units		(229)		—		(229)

Basic earnings (loss) and shares	52,333	$71,373	$1.36	$(511)	$(0.01)	$70,862	$1.35
Effect of dilutive securities:
Stock compensation plans	475

Diluted earnings (loss) and shares	52,808	$71,373	$1.35	$(511)	$(0.01)	$70,862	$1.34

Adjustments (net of tax):
Gain on disposal		$(6,400)	$(0.12)	$—	$—	$(6,400)	$(0.12)
Impairment charges		126	—	—	—	126	—
Storm damage and other		2,158	0.04	—	—	2,158	0.04
Lease exit adjustments		—	—	(845)	(0.01)	(845)	(0.01)

Total adjustments		$(4,116)	$(0.08)	$(845)	$(0.01)	$(4,961)	$(0.09)

Adjusted:
Earnings (loss) and

Diluted earnings (loss) per share (4)		$67,486	$1.27	$(1,356)	$(0.02)	$66,130	$1.25

(4)	Expenses attributable to EchoPark® operations were $0.10 per fully diluted share in the nine months ended September 30, 2014.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,368,029	$1,327,837	$40,192		3.0%
Gross profit	$65,435	$69,026	$(3,591)		(5.2%)
Unit sales	37,493	36,774	719		2.0%
Revenue per unit	$36,488	$36,108	$380		1.1%
Gross profit per unit	$1,745	$1,877	$(132)		(7.0%)
Gross profit as a % of revenue	4.8%	5.2%	(40	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$3,865,639	$3,773,234	$92,405		2.4%
Gross profit	$193,720	$209,892	$(16,172)		(7.7%)
Unit sales	104,145	103,310	835		0.8%
Revenue per unit	$37,118	$36,523	$595		1.6%
Gross profit per unit	$1,860	$2,032	$(172)		(8.5%)
Gross profit as a % of revenue	5.0%	5.6%	(60	) bps

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,357,281	$1,307,800	$49,481		3.8%
Gross profit	$64,860	$67,826	$(2,966)		(4.4%)
Unit sales	37,147	36,143	1,004		2.8%
Revenue per unit	$36,538	$36,184	$354		1.0%
Gross profit per unit	$1,746	$1,877	$(131)		(7.0%)
Gross profit as a % of revenue	4.8%	5.2%	(40	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$3,830,202	$3,670,736	$159,466		4.3%
Gross profit	$192,086	$204,223	$(12,137)		(5.9%)
Unit sales	103,058	100,350	2,708		2.7%
Revenue per unit	$37,165	$36,579	$586		1.6%
Gross profit per unit	$1,864	$2,035	$(171)		(8.4%)
Gross profit as a % of revenue	5.0%	5.6%	(60	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$652,058	$583,570	$68,488		11.7%
Gross profit	$41,730	$41,245	$485		1.2%
Unit sales	30,467	27,536	2,931		10.6%
Revenue per unit	$21,402	$21,193	$209		1.0%
Gross profit per unit	$1,370	$1,498	$(128)		(8.5%)
Gross profit as a % of revenue	6.4%	7.1%	(70	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,904,594	$1,747,254	$157,340		9.0%
Gross profit	$123,271	$119,412	$3,859		3.2%
Unit sales	88,903	83,707	5,196		6.2%
Revenue per unit	$21,423	$20,873	$550		2.6%
Gross profit per unit	$1,387	$1,427	$(40)		(2.8%)
Gross profit as a % of revenue	6.5%	6.8%	(30	) bps

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$625,760	$571,295	$54,465		9.5%
Gross profit	$40,288	$40,816	$(528)		(1.3%)
Unit sales	29,173	26,902	2,271		8.4%
Revenue per unit	$21,450	$21,236	$214		1.0%
Gross profit per unit	$1,381	$1,517	$(136)		(9.0%)
Gross profit as a % of revenue	6.4%	7.1%	(70	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,831,379	$1,689,958	$141,421		8.4%
Gross profit	$119,184	$116,749	$2,435		2.1%
Unit sales	85,225	80,900	4,325		5.3%
Revenue per unit	$21,489	$20,889	$600		2.9%
Gross profit per unit	$1,398	$1,443	$(45)		(3.1%)
Gross profit as a % of revenue	6.5%	6.9%	(40	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$37,971	$41,433	$(3,462)		(8.4%)
Gross profit (loss)	$(2,481)	$(1,086)	$(1,395)		(128.5%)
Unit sales	7,787	7,916	(129)		(1.6%)
Revenue per unit	$4,876	$5,234	$(358)		(6.8%)
Gross profit (loss) per unit	$(319)	$(137)	$(182)		(132.8%)
Gross profit (loss) as a % of revenue	(6.5%)	(2.6%)	(390	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$120,760	$127,797	$(7,037)		(5.5%)
Gross profit (loss)	$(5,366)	$(2,493)	$(2,873)		(115.2%)
Unit sales	23,574	23,034	540		2.3%
Revenue per unit	$5,123	$5,548	$(425)		(7.7%)
Gross profit (loss) per unit	$(228)	$(108)	$(120)		(111.1%)
Gross profit (loss) as a % of revenue	(4.4%)	(2.0%)	(240	) bps

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$36,803	$40,338	$(3,535)		(8.8%)
Gross profit (loss)	$(2,445)	$(1,065)	$(1,380)		(129.6%)
Unit sales	7,463	7,750	(287)		(3.7%)
Revenue per unit	$4,931	$5,205	$(274)		(5.3%)
Gross profit (loss) per unit	$(328)	$(137)	$(191)		(139.4%)
Gross profit (loss) as a % of revenue	(6.6%)	(2.6%)	(400	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$117,037	$123,910	$(6,873)		(5.5%)
Gross profit (loss)	$(4,969)	$(2,396)	$(2,573)		(107.4%)
Unit sales	22,622	22,371	251		1.1%
Revenue per unit	$5,174	$5,539	$(365)		(6.6%)
Gross profit (loss) per unit	$(220)	$(107)	$(113)		(105.6%)
Gross profit (loss) as a % of revenue	(4.2%)	(1.9%)	(230	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$147,308	$141,458	$5,850		4.1%
Warranty	58,522	48,431	10,091		20.8%
Wholesale parts	45,832	46,983	(1,151)		(2.4%)
Internal, sublet and other	98,858	88,868	9,990		11.2%

Total	$350,520	$325,740	$24,780		7.6%

Gross profit
Customer pay	$80,588	$77,546	$3,042		3.9%
Warranty	32,337	26,254	6,083		23.2%
Wholesale parts	8,045	8,122	(77)		(0.9%)
Internal, sublet and other	48,767	43,358	5,409		12.5%

Total	$169,737	$155,280	$14,457		9.3%

Gross profit as a % of revenue
Customer pay	54.7%	54.8%	(10	) bps
Warranty	55.3%	54.2%	110	bps
Wholesale parts	17.6%	17.3%	30	bps
Internal, sublet and other	49.3%	48.8%	50	bps

Total	48.4%	47.7%	70	bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$431,479	$427,620	$3,859		0.9%
Warranty	169,170	142,072	27,098		19.1%
Wholesale parts	136,693	142,071	(5,378)		(3.8%)
Internal, sublet and other	282,536	261,883	20,653		7.9%

Total	$1,019,878	$973,646	$46,232		4.7%

Gross profit
Customer pay	$236,551	$235,151	$1,400		0.6%
Warranty	94,776	77,163	17,613		22.8%
Wholesale parts	24,332	24,590	(258)		(1.0%)
Internal, sublet and other	140,688	130,381	10,307		7.9%

Total	$496,347	$467,285	$29,062		6.2%

Gross profit as a % of revenue
Customer pay	54.8%	55.0%	(20	) bps
Warranty	56.0%	54.3%	170	bps
Wholesale parts	17.8%	17.3%	50	bps
Internal, sublet and other	49.8%	49.8%	0	bps

Total	48.7%	48.0%	70	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$146,360	$139,186	$7,174		5.2%
Warranty	58,128	47,460	10,668		22.5%
Wholesale parts	45,561	46,041	(480)		(1.0%)
Internal, sublet and other	96,460	87,261	9,199		10.5%

Total	$346,509	$319,948	$26,561		8.3%

Gross profit
Customer pay	$80,053	$76,324	$3,729		4.9%
Warranty	32,216	25,784	6,432		24.9%
Wholesale parts	7,979	7,941	38		0.5%
Internal, sublet and other	47,440	42,418	5,022		11.8%

Total	$167,688	$152,467	$15,221		10.0%

Gross profit as a % of revenue
Customer pay	54.7%	54.8%	(10	) bps
Warranty	55.4%	54.3%	110	bps
Wholesale parts	17.5%	17.2%	30	bps
Internal, sublet and other	49.2%	48.6%	60	bps

Total	48.4%	47.7%	70	bps

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$426,683	$415,998	$10,685		2.6%
Warranty	167,771	137,297	30,474		22.2%
Wholesale parts	135,643	138,563	(2,920)		(2.1%)
Internal, sublet and other	274,892	254,753	20,139		7.9%

Total	$1,004,989	$946,611	$58,378		6.2%

Gross profit
Customer pay	$234,006	$228,983	$5,023		2.2%
Warranty	94,108	74,684	19,424		26.0%
Wholesale parts	24,114	23,912	202		0.8%
Internal, sublet and other	136,931	126,192	10,739		8.5%

Total	$489,159	$453,771	$35,388		7.8%

Gross profit as a % of revenue
Customer pay	54.8%	55.0%	(20	) bps
Warranty	56.1%	54.4%	170	bps
Wholesale parts	17.8%	17.3%	50	bps
Internal, sublet and other	49.8%	49.5%	30	bps

Total	48.7%	47.9%	80	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$85,830	$77,024	$8,806	11.4%
Gross profit per retail unit (excludes fleet)	$1,274	$1,207	$67	5.6%

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$242,792	$223,340	$19,452	8.7%
Gross profit per retail unit (excludes fleet)	$1,266	$1,208	$58	4.8%

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$84,052	$75,797	$8,255	10.9%
Gross profit per retail unit (excludes fleet)	$1,279	$1,211	$68	5.6%

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$237,771	$217,216	$20,555	9.5%
Gross profit per retail unit (excludes fleet)	$1,271	$1,213	$58	4.8%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Compensation	$167,489	$163,230	$(4,259)		(2.6%)
Advertising	15,470	14,045	(1,425)		(10.1%)
Rent	18,558	18,145	(413)		(2.3%)
Other	78,524	74,724	(3,800)		(5.1%)

Total	$280,041	$270,144	$(9,897)		(3.7%)

Total pre-tax adjustments	—	1,043

Adjusted SG&A	$280,041	$271,187

SG&A expenses as a % of gross profit
Compensation	46.5%	47.8%	130	bps
Advertising	4.3%	4.1%	(20	) bps
Rent	5.2%	5.3%	10	bps
Other	21.7%	21.9%	20	bps

Total	77.7%	79.1%	140	bps

Total pre-tax adjustments	0.0%	0.3%

Adjusted SG&A as % of Gross	77.7%	79.4%

	Nine Months Ended September 30,		Better / (Worse)
	2015	2014	Change		% Change
	(In thousands)
Reported:
Compensation	$497,158	$483,493	$(13,665)		(2.8%)
Advertising	46,160	42,027	(4,133)		(9.8%)
Rent	55,058	55,324	266		0.5%
Other	237,188	222,187	(15,001)		(6.8%)

Total	$835,564	$803,031	$(32,533)		(4.1%)

Total pre-tax adjustments	(4,183)	6,955

Adjusted SG&A	$831,381	$809,986

SG&A expenses as a % of gross profit
Compensation	47.3%	47.5%	20	bps
Advertising	4.4%	4.1%	(30	) bps
Rent	5.2%	5.4%	20	bps
Other	22.6%	21.9%	(70	) bps

Total	79.5%	78.9%	(60	) bps

Total pre-tax adjustments	(0.4%)	0.7%

Adjusted SG&A as % of Gross	79.1%	79.6%